EXHIBIT 23.1











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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Clarion Commercial Holdings, Inc. on Form S-8 of our report dated April 15, 1998 appearing in the prospectus included in the Registration Statement on Form S-11 as amended (File No. 333-52817) of Clarion Commercial Holdings, Inc.

DELOITTE & TOUCHE LLP

New York, New York
June 26, 1998